                  Semi-Annual Report
                  for the six months ended June 30, 1999

                  MMA Praxis
                  Mutual Funds

                  Intermediate Income Fund
                  Growth Fund
                  International Fund
[Logo of MMA]

                                                                        Message
                                                                           From
                                                                            The
                                                                      President





Dear MMA Praxis Shareholders:

Financial markets in review

Investors who were convinced that the only types of mutual funds to invest in were those consisting of the big, large company growth stocks (e.g. Microsoft, Coca-Cola, Lucent Technologies, etc.) received a wake-up call in the second quarter of 1999. Following are some of the highlights from the first six months of 1999's topsy-turvy markets:

 . The S&P 500 Index is up 12.39 percent through June 30.

 . 1998's market laggards are up sharply in 1999. Small company stock mutual funds rocketed up 15.56 percent in the second quarter and for the year are up an average 8.56 percent. Japan Funds, coming off several years of dismal performance, are up more than 38 percent through June 30.

 . The average actively managed U.S. stock mutual fund was up 11.1 percent through June 30, just behind the S&P 500's 12.4 percent increase. However, in the second quarter, 69 percent of active fund managers beat the S&P 500 Index, compared to just 26 percent in the first quarter.

 . The Federal Reserve Board raised short-term interest rates by one-quarter point to five percent, the first rate hike in several years. This unsettled the bond markets, whose price moves opposite to that of interest rates and drove the yield on the 30-year treasury bond over 6 percent.

 . Technology, one of the strongest areas in the economy, led the upward move in stock prices. Investor enthusiasm for tech stocks was fed by a significant increase in the popularity of the Internet.

 . The MSCI EAFE Index, while up 3.24 percent for the first six months, significantly lagged most major domestic indices.

 . Looking ahead, three factors supporting U.S. stocks appear favorable-- interest rates, low inflation and economic growth. Emerging markets, while still struggling, have seen substantial improvement. Asia appears to have recovered from its darkest days, and there is growing optimism in Japan. Absent any catalyst to change these positive fundamentals, the U.S. and overseas markets should continue to do well.

MMA Praxis Growth Fund overview

In my last letter to MMA Praxis Growth Fund shareholders, I offered the following observation: "Although 1998 was clearly a disappointment, we remain confident that the market pendulum will eventually swing back through the median line of stock price rationality. It is at this point that several of the Growth Fund's holdings will be rewarded with price appreciation."

Although we were convinced that the market pendulum would swing, and that several large Growth Fund positions might ultimately be rewarded by the market for their outstanding value; few of us would have predicted the swiftness of the turnaround.

For the first six months of 1999, the Growth Fund generated a total return of
16.1 percent for its shareholders, significantly outperforming the S&P 500 by nearly four percentage points. This performance also placed us in the top six percent of 907 mutual funds in our investment category according to Morningstar, the respected fund research firm. The average fund in the large blend category returned 10.5 percent.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued






In late 1998, fund management made a decision to strategically position the Growth Fund as an "all-weather fund." With this declaration, the Growth Fund will hold a variety of growth and value stocks. We will also concentrate on companies that are larger in size, although the fund will pursue mid- and small-sized companies when compelling investment opportunities are identified in these sectors. These strategic changes are consistent with the fundamental investment polices as outlined in the prospectus and are intended to smooth out the volatility of fund returns.

MMA Praxis Intermediate Income Fund overview

The Intermediate Income Fund generated negative results on an absolute basis but positive performance relative to its mutual fund peer group. For the first six months of 1999, your fund returned -1.77 percent. Against other intermediate investment grade bond funds, the MMA Praxis Intermediate Income Fund fared quite well, outperforming 55 percent of funds in its category, according to Morningstar.

As noted earlier in my report, interest rates rose moderately during the period, with the yield on the benchmark 30-year treasury bond ending the half year at 5.97 percent, 88 basis points above the bond's 5.09 percent yield at the beginning of the year. As interest rates rose, of course, bond prices declined. During the first six months, these bond price declines shaved 4.39 percentage points from the fund's benchmark index, the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and generating a total return of -1.37 percent.

MMA Praxis International Fund overview

The International Fund, on the heels of a truly outstanding 1998, posted a respectable 6.59 percent return for the first six months of 1999. This performance was 3.35 percent better than its passive benchmark, the MSCI EAFE Index but less than its diversified international peer group, which returned
8.59 percent according to Morningstar.

Economic and political crises overseas, coupled with steep losses in most emerging stock markets, have caused many investors to question or even abandon international investing. In addition, the S&P 500 has handily outperformed most international market benchmarks over the past four years. "Why bother with international investing?" many investors exclaim as they move their dollars from the overseas markets to large company domestic stocks.

Why bother? Because history teaches us that nothing goes on in a straight line forever, which is why international stocks may again outperform the U.S. at some point, just as they did in every rolling 10-year period from 1979-1994 (see chart on page 19).

The stark divergence in U.S. and foreign stocks has created new investment opportunities overseas. Better relative valuations, potential for faster economic growth, and major corporate restructurings all contribute to an environment for improved equity valuations overseas. In addition, the long-term correlation between the movements of U.S. and foreign stocks remains low, making international equities an effective diversification tool for U.S. investors who want to manage risk.

Other fund highlights

 . Religious-based investing. MMA Praxis' initiative to sensitize the public to the opportunities of religious-based investing has been successful. A special study by Wiesenberger, the mutual fund tracking service, underscored the fact that more and

                                                                         Message
                                                                            From
                                                                             The
                                                                     President--
                                                                       continued





 more Americans want their money to be invested and saved in accord with their beliefs. The results of this study have created favorable press for MMA Praxis Mutual Funds in many major market newspapers. Among these are The Boston Globe, Cincinnati Enquirer, Christian Science Monitor, Kansas City Star, Sacramento Bee, New York Post, and Sarasota Harold-Tribune. The enclosed article reprinted on page 20 appeared in the Denver, Colorado Rocky Mountain News is representative of the type of articles being written.

 . Roll-out of Class A shares. Effective May 3, 1999, MMA Praxis investors have a choice of purchasing either Class A or B shares. Class A shares carry an up-front sales charge with a lower expense ratio. Class B shares have no up-front load, but do assess a penalty if the shares are redeemed within five years of purchase. The management expense ratio in Class B shares is slightly higher.

A word about index investing

Index investing has become quite popular these days. For some individuals, these investments may be appropriate. Clearly, passive investing does hold some advantages over an actively managed portfolio and should garner a portion of many investors well-diversified portfolios.

For many, however, the decision to jump on the S&P 500 Index bandwagon may come too late, as investors chase these big blue-chip companies which have significantly outperformed most other market sectors the past few years. Turn back the pages of history a few years and a different story is told. Over a 14-year time span from 1968-1982, the S&P didn't earn 30 percent or 20 percent a year. In fact, it didn't even make its 10 percent historical norm. Shockingly, it lost money over this fourteen-year time period! Over an even longer period (1961-1982), the Dow Jones Industrial Average rose an average of just 2 percent each year. That is an entire generation of investors that who next to nothing in the very "best" stocks.

During these same years, most of the market performed quite nicely, as the average stock tripled in value. But buyer beware, S&P indexing is not a guarantee of investment success. Small stocks, value stocks and international investing should again have their day in the sun. At MMA, we believe that a professional, actively managed mutual fund is the best way for most investors to benefit from this market rotation, whenever it occurs.

Conclusion

Although the markets have been quite turbulent over the past few months, it becomes meaningless when viewed in the context of a lifetime of investing. I encourage you to ignore the daily noise created by active stock and bond traders and remain focused on your long-term financial planning goals and the asset allocation strategy that was designed to help you reach these objectives. Patience and discipline are the hallmarks of a successful investor.

One final note

Beginning with this report and found on page 18, I would like to take an opportunity to address some of the questions frequently heard about MMA Praxis and mutual fund investing, in general. While the answers to such questions should not replace the guidance of your local investment professional, I do think you'll find them helpful. If you have a

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued





question about MMA Praxis, or mutual fund investing just contact me at the addresses below. I'll try to answer as many as space will allow.

John L. Liechty, ChFC
MMA Praxis Mutual Funds
P.O. Box 483
Goshen, IN 46527

johnll@mma-online.org

On behalf of the entire MMA Praxis Mutual Fund family, I want to thank you for allowing us to partner with you in your commitment to achieve your financial goals through stewardship investing. We take our responsibility seriously and will continue to work hard to preserve the trust and confidence you have shown in investing with the MMA Praxis family of funds.

Your partner in investing,

/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

MMA Praxis Mutual Funds

MMA Praxis Intermediate Income Fund

The first half of 1999 has been a retracement of the panic-driven spike of 1998. Added to this was further weakness as fears of several Fed rate increases set in. In general, corporate bonds and mortgages outperformed governments.

The first half total return for the fund was -1.77 percent, without loads. The Lehman Aggregate was down 1.37 percent. The Lipper Intermediate Investment Grade Bond Fund Average was down 1.60 percent.

As an investment manager charged with addressing both financial productivity and social responsibility, I want to highlight a few companies held in this fund. The first company is an addition to the portfolio, Federal Express. As noted by Fortune Magazine/1/ and the Council on Economic Priorities' 1999 rankings FedEx. was 13th best company for minorities. As Fortune noted about the company, "With its plethora of people of color on non-management tracks (like drivers), FedEx hunts future managers in unlikely places. To wit:
Shannon Brown, an African-American operations VP, began in 1978 as a cargo handler." From an investment perspective, we like the strong trends at FedEx and its parent, FDX Corp. Debt ratios for the company have steadily declined and the RPS acquisition adds an important growth vehicle which has diversified the revenue stream. This creates some potential for an upgrade at some point in time.

Other portfolio companies mentioned in the article were Fannie Mae (No. 2), a company noted in the article for doubling its number of high-paid minorities during the prior year, and Ameritech (No. 23). Ameritech is recognized for 23 percent of its officers and managers being minorities, as well as recently stepping up its charitable contributions for the benefit of minorities.

We also like the prospects for Boston Scientific, a manufacturer of cardiology and other medical equipment. There was some concern about one of Boston Scientific's new cardiovascular products but the company seems to be resolving the issue. If a stock issue can be brought to the market, we look for the bond to rally as its yield spread tightens.

Crown Cork and Seal performed very well as the spread tightened significantly as concerns about the credit risk of lower BBB bonds subsided. Crown Cork is one of the world leaders in metal container packaging. This is a mature industry but Crown has managed to excel in it. Further, Crown has been a good corporate citizen through its community development efforts in Philadelphia.

Another company we like is Masco. Masco is the leading manufacturer of water faucets sold under the brand names "Delta," "Peerless," and "Epic." They are also a leader in kitchen cabinets under the "Merillat" and "Fieldstone" names. Since spinning off their furniture lines, profitability has improved, and the bonds have narrowed their risk premiums. We feel there is more room for that to happen.

One of the major events of the second quarter was the final approval to add high-yield bonds to the portfolio. To date, we have been unsuccessful in finding the kind of issues we like, but we do expect to see that change in the third quarter. Our outlook for the second half is more favorable than the first half. Bonds have sold off to levels at which corporate yields provide very attractive inflation and credit risk premiums. We do not expect a big rally, but returns should return to positive levels. Market expectations have turned more negative which is probably a good sign. And lastly, we think the interest rate trend over the 1999-2000 time frame is likely to be characterized as a period of interest rate bottoming.

Delmar King, Investment Manager
MMA Praxis Intermediate Income Fund

-------
/1/Fortune magazine, July 19, 1999

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                     Intermediate Income Fund -- Class A
                        Value of a $10,000 Investment

    Aggregate Total Return
-----------------------------
              Since Inception
   Date           (5/12/99)
-----------------------------
  6/30/99          (0.49)%
  6/30/99**        (4.18)%

                                Lipper Intermediate
                               Investment Grade Bond
            CDSC    NO CDSC         Fund Index          Lehman Aggregate Index
 5/12/99   10,000   10,000            10,000                    10,000
 6/30/99    9,582    9,951             9,966*                    9,968*
 *Indicates performance from 5/31/99 thru 6/30/99
**Reflects Applicable Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

     The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service with at least one year to maturity. The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invest at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                      Intermediate Income Fund--Class B
                        Value of a $10,000 Investment

              Average Annual Total Return
---------------------------------------------------------
                                          Since Inception
   Date       6 Month   1 Year     3 Year     (1/4/94)
---------------------------------------------------------
  6/30/99      (1.77)%   4.82%      5.79%       4.99%
  6/30/99**    (5.61)%  (2.04)%     5.19%       4.99%

                                Lipper Intermediate
                               Investment Grade Bond      Lehman Aggregate
            CDSC    NO CDSC         Fund Index                Bond Index
  1/4/94   10,000   10,000            10,000                    10,000
12/31/94    9,590    9,590             9,621                     9,708
 6/30/95   10,680   10,680            10,632                    10,819
12/31/95   11,260   11,260            11,257                    11,501
 6/30/96   11,030   11,030            11,100                    11,361
12/31/96   11,510   11,510            11,621                    11,919
 6/30/97   11,760   11,760            11,950                    12,287
12/31/97   12,393   12,390            12,619                    13,068
 6/30/98   12,727   12,827            13,074                    13,583
12/31/98   13,196   13,296            13,590                    14,205
 6/30/99   13,061   13,061            13,404                    14,003

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The Class B contingent deferred sales charge (CDSC) is not included in the above value of a $10,000 Investment graph since the performance is for more than 5 years and the CDSC would not longer apply.

     The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service with at least one year to maturity. The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invest at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

MMA Praxis Mutual Funds

MMA Praxis Growth Fund

Equity market overview

The first half of 1999, and more specifically the second quarter, has brought a great sense of relief to a multitude of equity investment managers, including this manager at MMA Praxis. While less than 30 percent of such managers outperformed the S&P 500 in the year's first quarter, almost 70 percent did so in this second quarter. A trend reversal was also seen as the Dow Jones Industrial Average outpaced the S&P 500, 12.54 percent to 7.05 percent for the second quarter and 20.46 percent to 12.38 percent since the first of the year. The same mega-cap stocks which drove the S&P 500 performance above all others in 1998 have now held this index behind other major indices.

During 1998, equity investors had significant concerns over the possible slowing of the economy and sought companies with stable growth in earnings. This was evidenced by the market's narrow advancement led by only the biggest of the big mega-cap stocks. 1999's second quarter has shown a more broadly based confidence in the U.S. economy. Part of this has come from the calming of international fears, which had loomed over our national economy. With this cloud now gone, sectors such as capital goods and oil services have begun to advance nicely. Mid- and small-sized companies outperformed, as demonstrated by the advance of both the S&P 400 Midcap Index and the S&P Smallcap Index, up
14.15 percent and 15.41 respectively for the second quarter alone.

Widening market horizons

Broad participation and solid stock selection provided shareholders with solid returns. As indicated by our last report, we felt our portfolio might benefit from broadened market participation. We also anticipated that gains would be achieved with an emergence of style rotation from growth to value.

Success stories

There are a number of companies which contributed to performance during the first six months of 1999. Below are a few names worth highlighting.

Morton International. Most of us know this company as the distributor of the blue-label table salt container. However, Morton International is much more than a single product company. It also manufactures a variety of specialty chemicals and has a reputation for maintaining a strong sensitivity to the environment. The company stock price was down 16 percent in 1997 and 29 percent in 1998. Your fund management began to buy Morton in mid-1998. Unfortunately, the stock continued to languish and fell to $21.75 a share in late 1998. However, as value-oriented investors, we exercised patience and remained convinced that the intrinsic worth of the company was not reflected in the stock price. Our patience was rewarded Feb.1, 1999, when Rohm and Haas agreed to acquire Morton International for $37.125 per share. At the time of this announcement, Morton stock represented approximately 2 percent of the Growth Fund's assets. As of June 30, Rohm and Haas represented .47 percent of the portfolio.

U.S. Filter. Your fund has historically held positions in a number of water purification companies. Fund management is attracted to this sector of the market for the positive environmental impact created by the products of these companies. U.S. Filter plays a major role in purifying industrial waste water to ensure toxins are removed prior to disposal. It also provides pure drinking water for many Middle Eastern countries, transforming salt water into drinking water through high-tech desalination equipment.

U.S. Filter's stock price was down 6 percent in 1997 and 24 percent in 1998. Your fund began accumulating shares in May of 1998. By early 1999, U.S. Filter became the fund's largest holding. On March 22, 1999, the Vivendi, the world's largest environmental services provider, announced a buyout of all outstanding shares of U.S. Filter at $31.50, a 66 percent increase over the stock's 1998 closing price. The premium paid by Vivendi to acquire U.S. Filter was a major contributor to the Growth Fund's outstanding performance during the first six months. Our shares in the new company were tendered at the acquisition's completion.

MMA Praxis Mutual Funds

Boston Scientific. Boston Scientific manufactures and markets specialty medical devices used in a broad range of surgical procedures. The company stock price was pummeled in 1998, largely as a result of a coronary stent recall. We felt these problems were temporary and that the market clearly overreacted. On price weakness, we accumulated even more shares of the stock to the point that it became the second largest holding in the fund. The stock closed at $26.50 on Feb. 26, 1999. On March 19, the stock closed at $41.50, an appreciation of 57 percent in three weeks! For the six months ending June 30, the stock was up 63.9 percent. The stock represented 1.3 percent of the June 30 portfolio.

Fastenal Company is a full-line industrial distributor that specializes in threaded accessories for use throughout all industrial and commercial facilities and construction areas. Products include nuts, bolts, washers, and cutting tools. These are in addition to other company divisions such as the Material Handling Division and the Hydraulic and Pneumatic Division. Not only is Fastenal Company the largest fastener distributor in the U.S., but the company derives significant sales from abroad. With the recent recovery of the international markets, overseas sales and earnings should continue to rise. This stock was up over 49 percent for the second quarter and should continue strong growth over at least the next several quarters. As of June 30, this stock represented 1.9 percent of the fund's holdings.

One of the names added to the Growth Fund during the quarter was Dollar General. We were drawn to the company for a variety of reasons including consistent earnings and sales growth, and its market power relative to the competition. It was also felt that the stock was selling at a discount to multiple measures based upon the stock's historic price, its current valuation relative to the S&P 500, and its position as compared to other retailers such as Wal-Mart. Each of these factors made Dollar General an attractive addition to our client holdings.

Certainly, not all of our stock selections result in this level of success. But, it only takes a few "home-runs" to make a big difference in fund performance.

Internet frenzy the MMA way

Popular media has been filled with news of overnight wealth from playing the Internet stocks. Place a dot.com behind any company and the stock seems destined for great profits. But there is more than one way to profit from the growth of the Internet. Instead of gambling on upstart companies with no history of profits, we have chosen to invest in the infrastructure of the Internet companies like Tellabs, MCI Worldcom, and Williams Company. While Tellabs is providing the equipment to allow access to the Worldwide Web, Williams Company is laying the fiber optics which allow the billions of bytes of data to travel to that equipment. The Internet is clearly a new industry that is here to stay. Our feeling is that the long-term profits on the net will come from the ability to make information available.

Market outlook

Though the shift from mega-cap stock leadership to a more broadly based market participation is less than six months old, we view this as the beginning of a return to normalcy. History would indicate that value stocks, as well as small-cap stocks, outperform their respective growth and large-cap peers over the long run. We expect that this short-term style shift will continue to support those long-term numbers.

Our valuation of the overall market would indicate that nearly 90 percent of stocks are now fairly valued. This should bode well for most sectors of the market, but should specifically produce positive results in the mid- to small-sized companies.

MMA Praxis Mutual Funds

Far from forecasting any sort of smooth ride, volatility will continue in the market. Such peaks and valleys of short-term performance will be driven primarily by a tightening of monetary policy verses a focus or concern over corporate earnings.

Keith Yoder, CFA
Investment Manager
MMA Praxis Growth Fund

                             [CHART APPEARS HERE]
                             Growth Fund--Class A
                        Value of a $10,000 Investment

     Aggregate Total Return
------------------------------
              Since Inception
   Date           (5/12/99)
------------------------------
  6/30/99           2.19%
  6/30/99**        (3.16)%

            CDSC        NO CDSC      S&P 500       Domini 400
 5/12/99   10,000       10,000        10,000         10,000
 6/30/99    9,684       10,219        10,556         10,642

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

     The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                             Growth Fund--Class B
                        Value of a $10,000 Investment

              Average Annual Total Return
-----------------------------------------------------------
                                          Since Inception
   Date       6 Month   1 Year     3 Year     (1/4/94)
-----------------------------------------------------------
  6/30/99      16.09%   16.56%     20.61%      17.84%
  6/30/99**    12.09%   12.56%     20.15%      17.84%

          NO CDSC     CDSC           S&P 500                 Domini 400
  1/4/94   10,000   10,000            10,000                    10,000
12/31/94   10,026   10,026            10,132                    10,018
 6/30/95   11,968   11,968            12,181                    12,140
12/31/95   13,367   13,367            13,940                    13,845
 6/30/96   14,025   14,025            15,349                    15,238
12/31/96   15,488   15,488            17,141                    17,125
 6/30/97   17,992   17,992            20,675                    20,864
12/31/97   20,010   19,803            22,859                    23,680
 6/30/98   21,118   21,018            26,908                    30,335
12/31/98   21,102   21,202            29,392                    31,853
 6/30/99   24,607   24,607            33,631                    35,784

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The Class B contingent deferred sales charge (CDSC) is not included in the above value of the $10,000 investment graph since the performance is for more than 5 years and the CDSC would no longer apply.

     The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

MMA Praxis Mutual Funds

MMA Praxis International Fund

Solid performance

The MMA Praxis International Fund outperformed its benchmark for the first half of 1999. It was up 6.59 percent compared to the MSCI EAFE Index, which was up 3.97 percent (net dividends reinvested). The portfolio outperformed the index for the first half due to a combination of strong stock selection and good country allocation. During the first half, the portfolio increased its exposure to Japan (up 20.7 percent in U.S. dollar terms) to a slight overweight position, which had a positive impact on performance.

Geographic weightings

The portfolio also reduced its exposure to continental Europe, which was also beneficial to performance. Specifically, we reduced our holdings in France (up
1.13 percent in U.S. dollar terms for the first half period), Switzerland (down 12.9 percent) and maintained our underweight position in Germany (down
4.2 percent).

In the U.K., the portfolio had a slight underweighting, which was additive to performance given the underperformance of the U.K. market for the period (up
2.6 percent). In the Pacific Basin, we were underweight the markets, which detracted from performance. Exposure to the emerging markets, however, was additive to performance. The MSCI Europe Index (down 2.4 percent in U.S. dollar terms) once again lagged the MSCI Pacific Index (up 21.8 percent). In terms of emerging markets, the MSCI Emerging Markets Index was up 38.4 percent for the first half; with the Emerging Asia Index up 54.3 percent and the Emerging Latin America Index up 29.3 percent.

Specific holdings of note

Stock selection added significant value, especially in Japan; NIT DoCoMo was up 64.3 percent, Shohkoh Fund was up 122.2 percent, Kao was up 24.3 percent, Rohm was up 69.6 percent, NTT was up 50.7 percent and Canon was up 34.3 percent (in U.S. dollar terms). Stock selection was mixed in Europe; Mannesmann was up 30.1 percent, Telefonica was up 10.4 percent, Telecom Italia was up 21.6 percent, Asda was up 37.5 percent and Vodafone AirTouch was up
21.3 percent. However, disappointing performance came from the following holdings; Unicredito (-26.1 percent), Portugal Telecom (-11.3 percent), Novartis (-25.7 percent) and Glaxo Wellcome (-19.3 percent). Vodafone-AirTouch is the largest holding in the portfolio. Vodafone, the U.K. cellular company with stakes in other cellular companies around the world, merged with AirTouch of the U.S. to form the largest global mobile player with operations in 23 countries. The new group has 23 million subscribers, which is growing at 8 million per year. Vodafone-AirTouch estimates it will achieve over $200m of after-tax cost savings by March 2002. Synergies will come from reduced handset prices due to greater bargaining power, reduced cost of development of third-generation technology and reduced interconnection costs for pan-European calls. The German company, Hoechst, is another one of the portfolio's larger holdings. Hoechst is the world's largest chemical company that is in the process of transforming itself into a life sciences group. It has decided to merge with the French company, Rhone Poulenc, creating Aventis, which will be the second largest pharmaceutical company and the largest agriculture-chemical company in the world and divest their remaining chemical assets. Aventis' drug pipeline is underestimated by the market and currently trades at a 30 percent discount to other life science companies. We expect this discount to narrow because we expect Aventis' operating margins to double over the next three years as Aventis' pipeline brings more new drugs with higher margins into the very profitable U.S. market. The group will also achieve significant cost savings from the merger, boosting the bottom line.

A more recent and smaller position for the portfolio is Korea Telecom. We participated in the placement in May. We like the company because it is very geared to economic growth in Korea. Korea is experiencing a very strong recovery from the crisis that started in 1997, and Korea Telecom is operationally geared to this recovery as usage and revenue per line start to grow again. If you combine this with a very credible restructuring story by the management, the

MMA Praxis Mutual Funds
higher top-line growth will flow straight through to the bottom line. The company is trading at an unjustified large discount to other global telecom companies.

Continuing market malaise?

At the beginning of the year, market pundits were forecasting slowing world growth and continued financial market malaise in 1999 due to the impact from the lasting Asian crisis, Russian crisis, and the more recent currency crisis in Brazil. However, last October when the Fed and more than 100 central banks around the world swiftly moved to ease policy, this marked a major economic inflection point. During the first few months of the year, we started to see signs that economic growth was coming in stronger than expected. By the second quarter, financial markets around the world started to discount at least one quarter of a percent hike in U.S. interest rates over concerns about inflation and an overheating economy. When the June 30 Federal Open Market Committee meeting actually took place, the markets reacted favorably to this 25 basis point hike and even more favorably to the neutral bias.

Conventional wisdom was that the Fed's "modest-pre-emptive" tightening would be enough to reverse last year's 75 basis-point easing, which would be sufficient to bring the economy onto the fabled "soft landing" track of moderate growth and little inflation. We tend to differ with this view. We feel that global economic growth is now just recovering and that it will strengthen further even with the Fed's recent rate hike. In the U.S., recent figures show that manufacturing sector activity has heated up due to sizzling consumer demand. We expect to see manufacturing activity to sustain over 4 percent plus gross domestic product (GDP) growth for the balance of the year.

Economic recoveries

In Japan, we see tentative signs that a recovery in Japanese industrial output is underway. The inventory-to-sales ratio has reached levels that are normally associated with a major upswing in activity. We expect the economic news from Japan to surprise investors on the upside for the remainder of the year.

In Europe, the U.K. economy is benefiting from seven interest rate cuts in seven months. Pound Sterling has weakened along with the rate cuts, which has helped the export sector. U.K. businesses are reporting that inventories are near desired levels, so production may soon accelerate. In Euroland, low interest rates, the weak Euro, and the end of an inventory build-up, have helped stabilize business confidence in recent months. We expect the current consumer led recovery will ignite a rebound in industrial activity in the second half of the year. Asia (ex-Japan) is seeing the strongest growth currently (given the weak comparison period of last year). Emerging markets such as Korea and Brazil are experiencing generous capital inflows because investors are chasing prospects that improving global activity will aid these economies. Commodity prices are rising that also support the proposition that an important inflection point has been reached and the world may experience a globally synchronized recovery early next year. Given the momentum of these economies, we feel that the Fed might have to tighten more than market participants now expect.

MMA Praxis Mutual Funds

As we move through the remainder of 1999, the portfolio continues to reposition itself for this new economic backdrop. Specifically, we have increased our exposure in Japan and have added to more cyclical names in Europe.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Fund Sub-advisor

[CHART APPEARS HERE]
                         International Fund--Class A
                        Value of a $10,000 Investment

    Aggregate Total Return
---------------------------------
                Since Inception
   Date            (5/12/99)
---------------------------------
  6/30/99            1.09%
  6/30/99**         (4.20)%

            CDSC    NO CDSC         MSCI EAFE
 5/12/99   10,000   10,000            10,000
 6/30/99    9,580   10,109            10,390*

 *Indicates performance from 5/31/99 thru 6/30/99
**Reflects Applicable Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

     The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                         International Fund--Class B
                        Value of a $10,000 Investment

              Average Annual Total Return
--------------------------------------------------
                                 Since Inception
   Date       6 Month   1 Year      (4/1/97)
--------------------------------------------------
  6/30/99      6.59%    6.65%        16.38%
  6/30/99**    2.59%    2.65%        15.27%

            CDSC    NO CDSC         MSCI EAFE
  4/1/97   10,000   10,000            10,000
 6/30/97   11,501   11,501            11,298
12/31/97   10,640   10,640            10,340
 6/30/98   12,784   13,184            11,987
12/31/98   12,791   13,191            12,426
 6/30/99   13,761   14,061            12,919

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Update
What is Stewardship Investing? And, more importantly, how does Stewardship Investing impact the way MMA Praxis makes investment decisions? These are questions we get quite frequently from long-time shareholders and new investors alike. In past reports, I've shared with you part of MMA Praxis' journey in understanding the religious and practical aspects of our approach to investing. This approach, formally approved by our board this past May, is summarized by the following paragraph:

  "Stewardship Investing is a philosophy of financial decision-making motivated and informed by faith convictions. It holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities, and environments that are impacted by our investment choices. We consider Stewardship Investing an intrinsic part of who we are as a people celebrating God's generosity and actively following the example of Jesus Christ."
    --MMA Stewardship Investing Statement, 1999

From this foundation, MMA Praxis seeks to carry out its conviction by investing in companies that support positive values by engaging in shareholder activism and direct company dialogue and by pursuing an intentional program of community development investing. It is our hope that the Stewardship Investing philosophy will serve as a guide for us and others seeking to mesh their deeply held values with their financial responsibilities.

In an effort to more effectively live out our Stewardship Investing commitments, MMA Praxis will be hosting a conference, Nov. 3-4, in Norfolk, Va., to deepen our understanding of the values that lie at the heart of positive business practice. The "Anabaptism and Business Today" Conference will cover a wide range of issues and will involve theologians, academics, and business practitioners. The conference is open to the public, so please check the MMA Praxis website for more information on content and registration.

Living out our stewardship convictions often means engaging both corporate and political authorities in ways that call their attention to issues of concern that aren't taken into consideration in a typical "bottom line" approach. MMA Praxis did this clearly and publicly this past May by sending an open letter to the CEOs of Merrill Lynch and Saloman Smith Barney who had announced plans to underwrite $500 million in China Development Bank bonds supporting the Three Gorges Dam project in central China. In this letter, we made it clear that MMA Praxis, joining other social investment leaders, would not purchase any of these bonds and encouraged the companies to reconsider their involvement. The Three Gorges Dam, the largest construction project ever undertaken on Earth, is also considered one of the most socially and environmentally damaging. Reports in National Geographic, The New York Times, The Financial Times, and, recently, China's own news services have documented the dangers, struggles and negative impact of a project that will uproot 2 million people, destroy 240,000 acres of China's most fertile farmland, and submerge hundreds of cities, towns, and cultural sites. In a response just received from management at Merrill Lynch it was stated that, now, "no portion of the proceeds of this financing would be used for the Three Gorges project." We will be monitoring this situation carefully.

As we prepare for the formal launch of MMA's Community Development Investment Program, MMA Praxis has spoken in favor of political efforts to secure and expand policies supportive of community investing activities. We spoke out in favor of congressional action that would preserve key provisions of the Community Reinvestment Act. This act requires banks to serve all members of their service areas, including poor and disadvantaged neighborhoods. We have also supported President Clinton's proposal for a "New Market Tax Credit" that would provide tax benefits for companies and individuals investing long term in impoverished urban and rural areas. We believe these are important steps.

Investing in quality companies, from both a financial and social perspective, is at the heart of our Stewardship Investing philosophy. The level of the "social" quality of our investments is attested to in a variety of ways. For

MMA Praxis Mutual Funds
instance, the July 19 issue of Fortune Magazine presented its "Diversity Elite 50"--a list of the 50 best companies for Asians, Blacks and Hispanics. The MMA Praxis portfolio proudly holds 13 of these 50 companies. Of those companies available for inclusion in MMA Praxis (less exclusions due to company size, non-public status, or negative screens) we include a full one-third. Fannie Mae, SBC Communications, AllState, and Bank of America are all MMA Praxis holdings ranking among the top 20 companies according to Fortune.

In other areas, recent company reviews have highlighted Xerox for their innovative and generous employee benefits programs, as well as their proactive environmental efforts. Eli Lilly & Co. continues to be a stand-out in terms of charitable giving (estimated at $87.6 million in 1997), family leave and flex-time policies, and profit sharing programs. Ionics, Inc., is a leader in environmental technologies related to water purification/reclamation and also the treatment of contaminated soils and sediments. Sara Lee Corp., the well-known producer of desserts and food staples, was recently added to MMA Praxis' stock universe after its decision in 1998 to divest itself of a tobacco distribution subsidiary. It is a company with an excellent record in areas of innovative charitable giving, promotion of racial diversity, and subsidized child-care programs.

All in all, the past six months have provided ample opportunities for MMA Praxis to take action living out our conviction to Stewardship Investing that we share with our investors. I look for the next six months to provide even more of the same.

Mark A. Regier
SRI Research and Advocacy Coordinator

MMA Praxis Mutual Funds

Frequently asked questions about the MMA Praxis Mutual Funds
Q. What is the difference between a growth and value stock? Which type of stock does MMA favor?

A. Growth stocks are marked by faster-than-average gains in earnings (profits) over the past few years and are expected to continue to show a high level of profit growth.

  Value stocks tend to be inexpensive based on various measures of their intrinsic worth, such as current earnings or total assets. They are out of favor with investors for any number of reasons. The job of value managers is to identify companies poised for a turnaround, leading to increased profits and a higher stock price.

  Here is a helpful example. A "growth" investor is paying .50 for something that might be worth $1.00 in the near future. The "value" investor is trying to pay .50 for something that is estimated to be worth $1.00 today.

  MMA Praxis Growth Fund uses a combination of growth and value stocks. This investing approach is often referred to as a "blended style" or "growth at a reasonable price." MMA Praxis International Fund tilts toward a growth style bias.

  It is important to remember that MMA Praxis funds will invest in any great company (socially responsible, of course), regardless of where it falls on an arbitrary valuation scale, provided it meets the MMA portfolio manager's financial criteria.

Q. Recently, my financial planner talked about establishing an investment program that was consistent with my personal risk tolerance. What type of risk was she talking about?

A. Virtually every type of investment involves some element of risk (yes, even bank CDs!) What is important to keep in mind is that risk and reward go hand-in-hand. Low-risk investments tend to provide lower returns. To realize higher rates of return, you must also accept a greater level of risk.

  Following are the main types of investment risk. Remember, however, that risk can be perceived differently by different people. What you perceive to be risky may not be viewed that way by another investor.

  1. Market Risk. The danger that you will lose money as a result of a steep market decline. The thought that an investment can move down, as well as up, can be unsettling. Stocks do tend to display more price movement than bonds. However, in the long run, stocks have tended to outperform more conservative investments. Of course, please remember that past performance cannot guarantee future results.

  2. Inflation Risk. Inflation or purchasing power risk is the chance that the value of your money won't keep pace with inflation which can steadily erode your investment value over time. As prices of goods and services rise, you need more money just to stay even. Bank CDs, money market funds and passbook savings accounts are especially vulnerable to inflation risk.

  3. Interest Rate Risk. Interest rate risk is concerned with the danger that your investment will lose value because it has a fixed rate of return that will not change as interest rates rise. Many investors fail to consider this type of risk as a factor when putting savings into fixed rate investments such as bank CDs.

  Interest rate risk is the reason you want to make sure you balance investments that lock you into a fixed rate of return with investments whose return can keep up with economic or market changes.

  4. Liquidity Risk. Another often overlooked, but equally dangerous threat to all investors is liquidity risk. This refers to the possibility that you may need your money before your investment's maturity date. Many so-called, "risk-free" investments, such as certificates of deposit and annuities with surrender charges, must be held for a specified period of time in order for you to receive the stated return. If you need your money for an emergency, you'll probably be subject to penalties, and the interest you actually earn is calculated using a much lower rate. Also, MMA Praxis "B" Share Funds carry penalties for redemptions held less than five years. This risk should be factored into your financial planning equation.

MMA Praxis Mutual Funds
                            [BAR CHART APPEARS HERE]
                    U.S. vs. Foreign Long-Term Performance
           Average Annual Total Returns for Rolling 10-Year Periods
                                 1979 - 1998
                 S&P        EAFE
   1979          5.9         10
   1980          7.8         13
   1981            7         11
   1982          5.9          7
   1983           11         12
   1984           14         15
   1985           13         16
   1986           12         22
   1987           15         23
   1988           16         22
   1989           17         23
   1990           12         16
   1991           17         18
   1992           16         17
   1993           15         17
   1994           14         17
   1995           15         14
   1996         16.2          8
   1997           18          7
   1998           19          6
This chart and others showing investment performance are for illustrative purposes only and are not intended to represent the performance of any MMA Proxis Mutual Fund. Past performance does not guarantee future results.
Sources: Standard & Poor's, T. Rowe Price Associates; MSCI EAFE, FAME Information Services, Inc.

                 Denver Rocky Mountain News              Sunday, March 28, 1999
 MMA PRAXIS
 INTERNATIONAL
 FUND TOP 10
 HOLDINGS

 1.  Vodafone,
     telecommunications,
     United
     Kingdom
 2.  Telecom
     Italia,
     telecommunications,
     Italy
 3.  KPN NV,
     telecommunications,
     Netherlands
 4.  Glaxo-
     Wellcome,
     pharmaceuticals,
     United
     Kingdom
 5.  Suez-
     Lyonnaise
     De Eaux,
     utilities,
     France
 6.  NIT
     DoCoMo,
     telecommunications,
     Japanese
 7.  VNU NV,
     publishing,
     Netherlands
 8.  Mannesman
     AG,
     industrial
     products,
     Germany
 9.  Argentena
     SA,
     banking,
     Spain.
 10.  Railtrack
      Group,
      railroad
      maintenance,
      United
      Kingdom
Mennonite fund runs on principle

It's not "pure,' but it stays away from stock in reckless companies

By Al Lewis
News Staff Writer

 Vern Rempel isn't about to park his retirement savings in a mutual fund that invests in Lockheed Martin Corp. As pastor of Denver's First Mennonite Church, he practices a faith that has emphasized pacifism since the 15th century.
 "We're trying to stay away from investing in military-related industries," he said.
 He also refrains from companies that profit from gambling, alcohol, tobacco and environmental recklessness.
 "Overall, we are interested in businesses that are making some effort at considering the common good and not just sheer profit-taking," he said.
 Rempel does his investing through Goshen, Ind.-based Mennonite Mutual Aid, a financial services organization owned by the Mennonite church. The group owns MMA Praxis Mutual Funds, which attempts to invest according to Mennonite beliefs.
 Colorado is home to 5,000 Mennonites, who are visually indistinguishable but count the Amish as their theological cousins. They derive their name from one of their early leaders, Menno Simons.
 In a modern, capitalist society, the Mennonites have no delusions about purity when it comes to investing.
 "It's not perfectly clean," Rempel said of MMA's investing style. "The economy is far too complex for that. But the goal is to minimize our support for these industries."
 The MMA Praxis funds avoid companies with clear ties to undesirable activities, but their charters don't set absolutes. The funds can invest in companies as long as less than 5 percent of their revenues come from objectionable sources.
 Two of MMA Praxis' funds--International and Intermediate Income--have done extremely well, but the company's Growth Fund is lagging.
 . The MMA Praxis Growth Fund posted a disappointing 5.96 percent return in 1998, compared with 28.7 percent for the Standard & Poor's 500 Index. In 1997, the fund posted a 29.2 percent return. Company officials say a value style of investing steered the fund away from the large capitalization stocks that dominated the market last year. So far this year, the fund's investment discipline is doing better. The fund is up more than 5 percent.
 . The MMA Praxis Intermediate Income Fund, which invests heavily in high-yield bonds, was up 7.29 percent in 1998, vs. 7.25 percent for the benchmark Lipper Analytical Services Intermediate Investment Grade Bond Fund.
 . The MMA Praxis International Fund was up 23.98 percent last year. The fund's benchmark, the Morgan Stanley Capital International Europe, Australia and Far East Index, gained 18.23 percent.
 Martina Oechsle Vasconcelles, who manages the international fund from her office in Boston, said an overweighting in Europe boosted her performance. She invested heavily in telecommunications companies, taking advantage of the cellular phone revolution that is sweeping the continent.
 "Last year, Europe was the place to be," Vasconcelles said. "But this year we have been increasing our exposure in Japan."
 Year-to-date, Japan's markets have outperformed most others. Vasconcelles said the nation is finally getting a handle on its monetary and banking policies, and is ripe for growth.

                          Denver Rocky Mountain News     Sunday, March 28, 1999
 She recently has taken positions in Japanese financial stocks--Saukra Bank, Nomura Securities and Nikko Securities--to profit from the expected upturn in the economy. She also has begun to invest in Japan's restructuring industries, including Toshiba and Matsushita Electric Industries.
 "From the top down, we're starting to see the monetary and fiscal authorities doing the right things," she said. "On the bottom up, we're starting to see a lot more companies that are attractively valued and we see some positive earnings surprised on the way."
 As a socially conscious investor, Vasconcelles must not only choose which companies are profiting, but how they will do it. Over the years, she has had to drop holdings such as Royal Dutch Shell because of environmental concerns. She also has had to play the role of shareholder activist.
 In 1996, her Mennonite shareholders became upset over her investment in Swedish pharmaceutical company Astra AB.
 At the time, the chief executive officer of the company's U.S. subsidiary faced a litany of allegations from financial fraud to sexual harassment.
 "We sent a letter to management voicing our displeasure and insisting that something be done," she recalls. "We tried to use our influence as shareholders to get some kind of change."
 MMA Praxis was but one of many socially responsible shareholders putting demands on Astra. Ultimately, the chief executive was fired and sentenced to prison for tax evasion.

-------
*Reprinted with permission of the Denver Rocky Mountain News.

                               Table of Contents

                      Statements of Assets and Liabilities
                                    Page 23

                            Statements of Operations
                                    Page 24

                      Statements of Changes in Net Assets
                                    Page 25

                       Schedules of Portfolio Investments
                                    Page 26

                         Notes to Financial Statements
                                    Page 34

                              Financial Highlights
                                    Page 40

MMA PRAXIS MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 June 30, 1999
                                  (unaudited)

                                      Intermediate
                                         Income        Growth     International
                                          Fund         Fund           Fund
                                      ------------  ------------  -------------
ASSETS:
Investments, at value (Cost
$48,029,211; $142,525,962;
$32,777,831, respectively)..........  $47,138,172   $166,695,888   $39,842,639
Cash................................           --         47,997       170,757
Foreign currency, at value (Cost $0,
$0, and $60,530, respectively)......           --             --        60,513
Interest and dividends receivable...      683,094        176,960        21,817
Receivable for capital shares
issued..............................           --          2,809           227
Receivable for investments sold.....           --             --       219,710
Net unrealized gain from foreign
currency contracts..................           --             --           212
Tax reclaim receivable..............           --             --        57,377
Unamortized organization costs......           --             --         9,196
Receivable for expense
reimbursement.......................       44,808         46,344        23,035
Prepaid expenses and other..........       21,345         38,257        33,860
                                      -----------   ------------   -----------
   Total Assets.....................   47,887,419    167,008,255    40,439,343
                                      -----------   ------------   -----------
LIABILITIES:
Cash overdrafts.....................       81,918             --            --
Payable for investments purchased...           --             --        67,134
Accrued expenses and other payables:
 Investment advisory fees...........           --             --         4,135
 Administration fees................          585          2,011           504
 Distribution fees--Class A.........          103            112            29
 Distribution fees--Class B.........       68,837        196,479        52,465
 Other..............................       12,364         30,147        10,323
                                      -----------   ------------   -----------
   Total Liabilities................      163,807        228,749       134,590
                                      -----------   ------------   -----------
NET ASSETS:
Capital stock, at par value.........       48,992         93,945        28,981
Additional paid-in-capital..........   48,487,240    127,827,781    33,892,117
Undistributed (distributions in
excess of) net investment income....       13,275       (322,494)     (354,238)
Accumulated undistributed net
 realized gains (losses) from
 investments and foreign
 currency transactions..............       65,144     15,010,348      (324,012)
Net unrealized appreciation
 (depreciation) from investments and
 translation of assets and
 liabilities in foreign currencies..     (891,039)    24,169,926     7,061,905
                                      -----------   ------------   -----------
   Net Assets.......................  $47,723,612   $166,779,506   $40,304,753
                                      ===========   ============   ===========
Net Assets
 Class A............................  $16,682,954   $  8,696,375   $17,165,939
 Class B............................   31,040,658    158,083,131    23,138,814
                                      -----------   ------------   -----------
   Total............................  $47,723,612   $166,779,506   $40,304,753
                                      ===========   ============   ===========
Outstanding shares (unlimited number
of shares authorized with $0.01 par
value)
 Class A............................    1,712,868        489,510     1,234,148
 Class B............................    3,186,313      8,904,959     1,663,969
                                      -----------   ------------   -----------
   Total............................    4,899,181      9,394,469     2,898,117
                                      ===========   ============   ===========
Net asset value
 Class A--redemption price per
  share.............................  $      9.74   $      17.77   $     13.91
                                      ===========   ============   ===========
 Class B--offering price per share..  $      9.74   $      17.75   $     13.91
                                      ===========   ============   ===========
Maximum Sales Charge--Class A.......         3.75%          5.25%         5.25%
                                      ===========   ============   ===========
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share--Class A.....................  $     10.12   $      18.75   $     14.68
                                      ===========   ============   ===========
Maximum Redemption Price
 (100%/(100%-Maximum Redemption
 Charge) of net asset value adjusted
 to nearest cent) per share--Class
 B*.................................  $     10.15   $      18.49   $     14.49
                                      ===========   ============   ===========

---------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            Statements of Operations
                     For the six months ended June 30, 1999
                                  (unaudited)

                                          Intermediate
                                             Income       Growth     International
                                              Fund         Fund          Fund
                                          ------------  -----------  -------------
INVESTMENT INCOME:
Interest income.......................... $ 1,441,576   $    96,019   $   40,970
Dividend income..........................          --       875,110      352,301
Foreign tax withholding..................          --            --      (42,947)
                                          -----------   -----------   ----------
  Total Income...........................   1,441,576       971,129      350,324
                                          -----------   -----------   ----------
EXPENSES:
Investment advisory fees.................     112,405       546,872      164,737
Administration fees......................      33,722       104,839       27,407
Distribution fees--Class A...............         252           186          296
Distribution fees--Class B...............     224,308       738,647      182,448
Custodian fees...........................       2,361         5,063       22,141
Accounting fees..........................      20,833        23,487       29,194
Organization costs.......................          --            --        3,516
Trustees' fees and expenses..............       3,040        10,575        2,518
Transfer agent fees......................      55,548       235,890       57,891
Other....................................      35,861        98,838       30,513
                                          -----------   -----------   ----------
  Gross Expenses.........................     488,330     1,764,397      520,661
  Expenses waived........................    (154,092)     (415,086)    (116,709)
  Expenses voluntarily reimbursed........     (77,105)      (53,195)     (38,231)
  Expenses paid by third parties.........      (2,361)       (2,824)          --
                                          -----------   -----------   ----------
  Total Expenses.........................     254,772     1,293,292      365,721
                                          -----------   -----------   ----------
Net Investment Income....................   1,186,804      (322,163)     (15,397)
                                          -----------   -----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
 investment and foreign currency
 transactions............................      36,378    12,071,811    1,013,573
Net change in unrealized
 appreciation/depreciation from
 investments and translation of assets
 and liabilities in foreign currencies...  (2,030,537)   10,923,882    1,284,449
                                          -----------   -----------   ----------
Net realized/unrealized gains (losses)
from investments.........................  (1,994,159)   22,995,693    2,298,022
                                          -----------   -----------   ----------
Change in net assets resulting from
operations............................... $  (807,355)  $22,673,530   $2,282,625
                                          ===========   ===========   ==========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      Statements of Changes in Net Assets

                              Intermediate Income               Growth                   International
                                     Fund                        Fund                        Fund
                           --------------------------  --------------------------  --------------------------
                            Six Months       Year       Six Months       Year       Six Months       Year
                              Ended         Ended         Ended         Ended         Ended         Ended
                             June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                               1999          1998          1999          1998          1999          1998
                           ------------  ------------  ------------  ------------  ------------  ------------
                           (Unaudited)                 (Unaudited)                 (Unaudited)
From Investment
Activities:
Operations:
 Net investment income
 (loss)..................  $  1,186,804  $ 2,026,329   $   (322,163) $    (24,866) $    (15,397) $   (78,602)
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions..        36,378      363,895     12,071,811    11,456,000     1,013,573   (1,089,659)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies.....    (2,030,537)     243,295     10,923,882    (5,004,409)    1,284,449    5,880,223
                           ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets
 resulting from
 operations..............      (807,355)   2,633,519     22,673,530     6,426,725     2,282,625    4,711,962
                           ------------  -----------   ------------  ------------  ------------  -----------
Distributions to Class A
Shareholders:
 From net investment
 income..................       (86,859)          --             --            --            --           --
Distributions to Class B
Shareholders:
 From net investment
 income..................    (1,085,822)  (2,026,329)            --            --          (277)          --
 In excess of net
  investment income......            --         (871)            --        (5,594)           --     (229,547)
 From net realized gains
  from
  investment transactions.           --      (50,583)            --   (10,523,193)           --           --
 In excess of net
  realized gains from
  investment
  transactions...........            --           --             --            --            --      (18,574)
                           ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets
 resulting from
 shareholder
 distributions...........    (1,172,681)  (2,077,783)            --   (10,528,787)         (277)    (248,121)
                           ------------  -----------   ------------  ------------  ------------  -----------
Capital Transactions:
 Proceeds from shares
 issued..................    24,924,850    9,897,569     22,380,803    37,346,093    27,488,229   10,642,995
 Dividends reinvested....       720,323    1,065,580          2,514    10,073,822       109,962      100,821
 Cost of shares redeemed.   (18,329,160)  (2,470,626)   (15,253,467)  (10,651,224)  (20,738,779)  (1,290,098)
                           ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets from
 capital transactions....     7,316,013    8,492,523      7,129,850    36,768,691     6,859,412    9,453,718
                           ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets.....     5,335,977    9,048,259     29,803,380    32,666,629     9,141,760   13,917,559
Net Assets:
 Beginning of period.....    42,387,635   33,339,376    136,976,126   104,309,497    31,162,993   17,245,434
                           ------------  -----------   ------------  ------------  ------------  -----------
 End of period...........  $ 47,723,612  $42,387,635   $166,779,506  $136,976,126  $ 40,304,753  $31,162,993
                           ============  ===========   ============  ============  ============  ===========
Share Transactions:
 Issued..................     2,540,916      976,210      1,344,566     2,319,601     1,993,011      860,904
 Reinvested..............        72,013      105,231            170       687,391         8,426        8,374
 Redeemed................    (1,881,434)    (243,888)      (907,310)     (687,305)   (1,491,230)    (105,160)
                           ------------  -----------   ------------  ------------  ------------  -----------
Change in shares.........       731,495      837,553        437,426     2,319,687       510,207      764,118
                           ============  ===========   ============  ============  ============  ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (2.1%)
 $  250,000 American Express Master Trust, Series 1994-3, Class
             A, 7.85%, 8/15/05...................................   $   265,923
    250,000 Circuit City Credit Card Master Trust, Series 1994-2,
             Class A, 8.00%, 11/15/03............................       252,375
    500,000 Discover Card Master Trust, Series 1999-2, Class A,
             5.90%, 10/15/04.....................................       494,300
                                                                    -----------
  Total Asset Backed Securities (Cost $996,841)                       1,012,598
                                                                    -----------
 Collateralized Mortgage Obligations (3.7%)
    351,000 Federal National Mortgage Assoc., Series 1996-M6,
             Class G, 7.75%, 9/17/23, ACES.......................       354,949
    550,000 Federal National Mortgage Assoc., Series 1997-M4,
             Class C, 7.30%, 8/17/18, ACES.......................       557,906
    348,305 Small Business Investment Companies, Series 1995-
             P10C, Class 1, 6.00%, 9/25/18.......................       356,142
    500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
             3/15/06.............................................       499,590
                                                                    -----------
  Total Collateralized Mortgage Obligations (Cost $1,724,717)         1,768,587
                                                                    -----------
 Corporate Bonds (56.0%)
 Banks (1.8%)
    350,000 NationsBank Corp., 7.00%, 9/15/01....................       355,250
    500,000 Swiss Bank Corp.-New York, 7.38%, 6/15/17............       500,000
                                                                    -----------
                                                                        855,250
                                                                    -----------
 Brokerage Services (2.6%)
    750,000 Goldman Sachs Group, 6.65%, 5/15/09..................       724,688
    500,000 Morgan Stanley, Dean, Witter, Discover & Co., 9.38%,
             6/15/01.............................................       528,750
                                                                    -----------
                                                                      1,253,438
                                                                    -----------
 Chemicals--General (1.0%)
    500,000 Witco Corp., 6.60%, 4/1/03...........................       487,500
                                                                    -----------
 Data Processing & Reproduction (1.9%)
  1,000,000 First Data Corp., 5.80%, 12/15/08....................       926,250
                                                                    -----------

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Financial Services (5.0%)
 $1,000,000 Comdisco Inc., 6.00%, 1/30/02........................   $   986,249
    500,000 Crown Cork & Seal Financial PLC, 7.00%, 12/15/06.....       490,625
    500,000 Equifax, Inc., 6.90%, 7/1/28.........................       468,750
    150,000 Export Funding Trust, Series 1994-A, Class A, 7.89%,
             2/15/05.............................................       156,651
    250,000 Golden West Financial Corp., 10.25%, 12/1/00.........       262,813
                                                                    -----------
                                                                      2,365,088
                                                                    -----------
 Food Distributors & Wholesalers (1.1%)
    250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04.......       279,063
    260,000 SUPERVALU, Inc., 7.80%, 11/15/02.....................       269,425
                                                                    -----------
                                                                        548,488
                                                                    -----------
 Food Products (2.0%)
    500,000 Dean Foods Co., 6.90%, 10/15/17......................       481,875
    500,000 Sara Lee Corp., 5.75%, 9/3/03........................       485,625
                                                                    -----------
                                                                        967,500
                                                                    -----------
 Forest Products--Lumber & Paper (3.6%)
    250,000 Westvaco Corp., 10.25%, 7/1/18, Callable 7/1/99
             @ 104.61............................................       262,188
    500,000 Westvaco Corp., 7.75%, 2/15/23, Callable 2/15/03
             @ 103.62............................................       493,125
  1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17......................       963,749
                                                                    -----------
                                                                      1,719,062
                                                                    -----------
 Heavy Machinery (0.6%)
    250,000 John Deere Capital Corp., 8.63%, 8/1/19, Callable
             8/1/04 @ 100........................................       265,938
                                                                    -----------
 Industrial Goods & Services (9.3%)
  1,000,000 American Greetings, 6.10%, 8/1/28....................       933,750
    500,000 Boston Scientific Corp., 6.63%, 3/15/05..............       477,500
  1,020,000 CSR America, Inc., 6.875%, 7/21/05...................       993,225
    500,000 Masco Corp., 6.13%, 9/15/03..........................       492,500
  1,000,000 Masco Corp., 7.13%, 8/15/13..........................     1,006,249
    500,000 Service Corp. International, 6.30%, 3/15/03..........       482,500
                                                                    -----------
                                                                      4,385,724
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                           June 30, 1999 (Unaudited)

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Insurance (3.0%)
 $  250,000 Allstate Corp., 6.75%, 6/15/03.......................   $   249,688
     55,000 Chubb Corp., 8.75%, 11/15/99.........................        55,658
    250,000 Harleysville Group, Inc., 6.75%, 11/15/03............       248,750
    400,000 Protective Life Corp., 7.95%, 7/1/04.................       414,500
    500,000 W.R. Berkley Corp., 6.25%, 1/15/06...................       463,750
                                                                    -----------
                                                                      1,432,346
                                                                    -----------
 Metals--Fabrication (1.0%)
    500,000 Worthington Industries, Inc., 7.13%, 5/15/06.........       491,250
                                                                    -----------
 Oil & Gas Exploration, Production & Services (1.1%)
    250,000 Burlington Resources, Inc., 9.63%, 6/15/00...........       258,125
    250,000 Louisiana Land & Exploration Co., 8.25%, 6/15/02.....       257,500
                                                                    -----------
                                                                        515,625
                                                                    -----------
 Oil & Gas Transmission (4.9%)
    500,000 El Paso Energy Corp., 6.75%, 5/15/09.................       481,250
    250,000 El Paso Natural Gas Co., 9.45%, 9/1/99...............       251,250
    500,000 Enron Corp., 7.38%, 5/15/19..........................       487,500
    100,000 Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/00
             @ 104.67............................................       107,000
    500,000 Sonat, Inc., 6.88%, 6/1/05...........................       502,499
    500,000 Tennessee Gas Pipeline Co., 7.50%, 4/1/17............       499,375
                                                                    -----------
                                                                      2,328,874
                                                                    -----------
 Printing & Publishing (1.0%)
    500,000 R.R. Donnelley & Sons Co., 6.625%, 4/15/29...........       457,500
                                                                    -----------
 Railroads (0.5%)
    250,000 Conrail, Inc., 9.75%, 6/1/00.........................       258,438
                                                                    -----------
 Retail--Department Stores (2.3%)
    300,000 Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02
             @ 103.75............................................       319,875
    500,000 Federated Department Stores, 8.50%, 6/15/03..........       530,000
    250,000 Kohl's Corp., 6.70%, 2/1/06..........................       243,750
                                                                    -----------
                                                                      1,093,625
                                                                    -----------

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Textile Manufacturing (1.1%)
 $  500,000 VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100.......   $   521,250
                                                                    -----------
 Transportation Services (5.5%)
    700,000 Federal Express, 9.88%, 4/1/02.......................       754,249
    400,000 Federal Express, 10.13%, 7/15/03.....................       442,500
    250,000 GATX Corp., 8.63%, 12/1/04...........................       270,313
    500,000 Union Tank Car Co., 6.00%, 3/15/02...................       491,875
    600,000 Union Tank Car Co., 7.13%, 2/1/07....................       606,000
                                                                    -----------
                                                                      2,564,937
                                                                    -----------
 Utilities--Natural Gas (1.1%)
    500,000 Michigan Consolidated Gas Co., 8.25%, 5/1/14.........       546,875
                                                                    -----------
 Utilities--Electric (3.1%)
    500,000 Cincinnati Gas & Electric, 6.35%, 6/15/03............       491,875
    250,000 Potomac Electric Power Co., 5.00%, 9/1/02, Callable
             9/1/99 @ 95.644.....................................       244,688
    300,000 Puget Sound Energy, 6.46%, 3/9/09....................       291,000
    500,000 Texas New Mexico Power, 6.25%, 1/15/09...............       445,000
                                                                    -----------
                                                                      1,472,563
                                                                    -----------
 Utilities--Telecommunications (2.5%)
    500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01.....       498,750
    250,000 Ameritech Capital Funding Corp., 5.95%, 1/15/38,
             Putable 1/15/05 @ 100...............................       237,188
    500,000 Frontier Corp., 6.00%, 10/15/03......................       469,375
                                                                    -----------
                                                                      1,205,313
                                                                    -----------
  Total Corporate Bonds (Cost $27,327,230)                           26,662,834
                                                                    -----------
 Medium Term Notes (2.1%)
 Financial Services (0.6%)
    250,000 Capital Holding Corp., Series B, 9.27%, 5/7/01.......       262,812
                                                                    -----------
 Food Products (0.5%)
    250,000 International Multifoods Corp., Series A, 6.71%,
             10/5/00.............................................       250,625
                                                                    -----------
 Utilities--Natural Gas (0.5%)
    250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07........       256,250
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                 Schedule of Portfolio Investments, Continued
                           June 30, 1999 (Unaudited)

 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 Medium Term Notes, continued:
 Utilities--Electric (0.5%)
 $  250,000 Kentucky Power Co., 6.65%, 5/1/03.....................   $   249,688
                                                                     -----------
  Total Medium Term Notes (Cost $1,007,186)                            1,019,375
                                                                     -----------
 U.S. Government Agencies (34.9%)
 Federal Home Loan Bank (0.3%)
    150,000 4.47%, 7/1/99.........................................       149,981
                                                                     -----------
 Federal Home Loan Mortgage Corp. (10.1%)
     72,327 6.50%, 12/1/99........................................        72,009
    500,000 5.63%, 9/5/01.........................................       497,330
    325,268 7.00%, 11/1/07........................................       326,696
  2,250,000 5.75%, 3/15/09........................................     2,140,313
    500,000 6.50%, 3/25/13 CMO....................................       487,340
    601,842 6.00%, 1/1/14.........................................       581,368
    346,419 6.50%, 11/1/15........................................       337,207
    395,307 6.50%, 3/1/18.........................................       383,507
                                                                     -----------
                                                                       4,825,770
                                                                     -----------
 Federal National Mortgage Assoc. (15.8%)
    410,000 4.87%, 7/23/99........................................       408,762
    500,000 6.45%, 4/23/01........................................       505,370
  1,000,000 6.58%, 10/2/01........................................     1,014,240
    487,355 6.47%, 12/1/01........................................       486,511
    500,000 6.41%, 2/6/02.........................................       505,540
    450,000 7.38%, 9/1/06.........................................       462,324
    987,825 6.24%, 4/1/08.........................................       960,334
    488,953 7.45%, 10/1/11........................................       511,369
    886,602 6.50%, 5/1/18.........................................       858,169

 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Federal National Mortgage Assoc., continued:
 $  706,454 6.50%, 6/1/18.........................................   $   683,388
    800,000 5.63%, 4/17/28........................................       691,696
    500,000 6.25%, 5/15/29........................................       474,375
                                                                     -----------
                                                                       7,562,078
                                                                     -----------
 Government National Mortgage Assoc. (6.4%)
    458,109 6.875%, 9/15/08.......................................       459,382
    326,757 6.50%, 11/15/10.......................................       326,009
    293,805 7.50%, 2/15/23........................................       308,860
    583,410 6.00%, 12/20/27.......................................       591,065
    481,103 6.00%, 5/20/28........................................       448,124
    444,764 7.00%, 2/20/29........................................       437,225
    499,705 6.50%, 5/15/34........................................       480,967
                                                                     -----------
                                                                       3,051,632
                                                                     -----------
 Small Business Administration (0.2%)
     98,574 6.25%, 9/25/18, Pool #502410..........................        99,067
                                                                     -----------
 Student Loan Mortgage Association (2.1%)
  1,000,000 SLMA, 1997-3, Class A2, 0.00%, 10/25/10...............       986,250
                                                                     -----------
  Total U.S. Government Agencies (Cost $16,973,237)                   16,674,778
                                                                     -----------
  Total Investments (Cost $48,029,211) (a)--98.8%                     47,138,172
  Other assets in excess of liabilities--1.2%                            585,440
                                                                     -----------
  Total Net Assets--100.0%                                           $47,723,612
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

   Unrealized
   appreciation........ $   241,959
   Unrealized
   depreciation........  (1,132,998)
                        -----------
   Net unrealized
   depreciation........ $  (891,039)
                        ===========

(b)  Represents non-income producing securities.

ACES--Automatic Common Exchange Securities
CMO--Collateralized Mortgage Obligation
PLC--Public Liability Co.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (96.8%)
 Automotive Parts (2.2%)
   187,600 Wabash National Corp..................................   $  3,634,750
                                                                    ------------
 Banks (6.2%)
    33,000 Bank Of America Corp..................................      2,419,313
    48,000 Bank One Corp.........................................      2,859,000
    52,000 KeyCorp...............................................      1,670,500
    80,000 Wells Fargo Company...................................      3,419,999
                                                                    ------------
                                                                      10,368,812
                                                                    ------------
 Beverages (1.7%)
    73,000 PepsiCo, Inc..........................................      2,824,188
                                                                    ------------
 Building Materials (1.9%)
    62,000 Fastenal Co...........................................      3,251,125
                                                                    ------------
 Chemicals--General (3.7%)
    32,000 Air Products & Chemicals, Inc.........................      1,288,000
    18,439 Rohm & Haas Co........................................        790,564
   120,000 Sigma-Aldrich Corp....................................      4,132,500
                                                                    ------------
                                                                       6,211,064
                                                                    ------------
 Computers & Peripherals (7.0%)
    58,000 Cisco Systems, Inc. (b)...............................      3,737,374
    60,000 Compaq Computer Corp..................................      1,421,250
    22,000 Hewlett-Packard Co....................................      2,211,000
    54,000 Intel Corp............................................      3,213,000
    44,000 Seagate Technology, Inc. (b)..........................      1,127,500
                                                                    ------------
                                                                      11,710,124
                                                                    ------------
 Consumer Goods & Services (1.2%)
    22,000 Procter & Gamble Co...................................      1,963,500
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (0.8%)
    45,000 Sonoco Products Co....................................      1,347,188
                                                                    ------------
 Cosmetics & Toiletries (2.9%)
    55,000 Gillette Co...........................................      2,255,000
    45,000 Kimberly Clark Corporation............................      2,565,000
                                                                    ------------
                                                                       4,820,000
                                                                    ------------
 Electronic & Electrical--General (4.3%)
    25,000 Emerson Electric Co...................................      1,571,875
    12,000 Texas Instruments, Inc................................      1,740,000
    80,000 Thomas & Betts Corp...................................      3,780,000
                                                                    ------------
                                                                       7,091,875
                                                                    ------------
 Environmental Control (1.8%)
    82,900 Ionics, Inc. (b)......................................      3,025,850
                                                                    ------------

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Financial Services (4.4%)
    52,000 Fannie Mae............................................   $  3,555,500
    65,000 Freddie Mac...........................................      3,769,999
                                                                    ------------
                                                                       7,325,499
                                                                    ------------
 Food Distributors & Wholesalers (2.3%)
    45,000 Albertsons, Inc.......................................      2,320,313
    50,000 Sysco Corp............................................      1,490,625
                                                                    ------------
                                                                       3,810,938
                                                                    ------------
 Food Products (2.2%)
    50,000 Kellogg Co............................................      1,650,000
    86,000 Sara Lee Corp.........................................      1,951,125
                                                                    ------------
                                                                       3,601,125
                                                                    ------------
 Industrial Goods & Services (1.3%)
    75,000 Masco Corp............................................      2,165,625
                                                                    ------------
 Insurance (3.3%)
    90,000 Allstate..............................................      3,228,750
    33,000 Chubb Corp............................................      2,293,500
                                                                    ------------
                                                                       5,522,250
                                                                    ------------
 Leisure--Recreation (0.9%)
   105,000 Callaway Golf Co......................................      1,535,625
                                                                    ------------
 Medical Supplies (7.0%)
    36,000 Biomet, Inc...........................................      1,431,000
    50,000 Boston Scientific Corp. (b)...........................      2,196,875
    25,000 Johnson & Johnson, Inc................................      2,450,000
    45,000 Medtronic, Inc........................................      3,504,374
    57,000 St. Jude Medical, Inc. (b)............................      2,030,625
                                                                    ------------
                                                                      11,612,874
                                                                    ------------
 Newspapers (3.0%)
    93,000 Central Newspapers, Inc...............................      3,499,125
    21,900 Gannett Co., Inc......................................      1,563,113
                                                                    ------------
                                                                       5,062,238
                                                                    ------------
 Office Equipment & Service (3.9%)
    38,000 Pitney Bowes, Inc.....................................      2,441,500
    70,000 Xerox Corp............................................      4,134,375
                                                                    ------------
                                                                       6,575,875
                                                                    ------------
 Oil & Gas Exploration, Production & Services (3.7%)
   100,000 Global Marine, Inc. (b)...............................      1,543,750
    80,000 The Williams Cos., Inc................................      3,405,000
    45,000 Transocean Offshore Inc...............................      1,181,250
                                                                    ------------
                                                                       6,130,000
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                 Schedule of Portfolio Investments, Continued
                           June 30, 1999 (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Oil & Gas Transmission (0.8%)
    36,200 El Paso Energy Corp...................................   $  1,273,788
                                                                    ------------
 Oil-Integrated Companies (2.2%)
    25,000 Atlantic Richfield Co.................................      2,089,063
    15,000 BP Amoco Plc ADR......................................      1,627,500
                                                                    ------------
                                                                       3,716,563
                                                                    ------------
 Oilfield Services & Equipment (1.3%)
   145,000 Petroleum Geo-Services, Sponsored ADR (b).............      2,156,875
                                                                    ------------
 Pharmaceuticals (6.3%)
    80,000 ALZA Corp. (b)........................................      4,069,999
    38,000 Bristol-Myers Squibb Co...............................      2,676,625
    16,000 Eli Lilly & Company...................................      1,146,000
    36,000 Merck & Co., Inc......................................      2,664,000
                                                                    ------------
                                                                      10,556,624
                                                                    ------------
 Precision Instruments & Related (1.3%)
    53,000 Dionex Corp. (b)......................................      2,146,500
                                                                    ------------
 Retail (2.6%)
    56,250 Dollar General Corporation............................      1,631,250
    47,000 Lowe's Cos., Inc......................................      2,664,313
                                                                    ------------
                                                                       4,295,563
                                                                    ------------
 Retail--Department Stores (1.5%)
    39,400 Dayton Hudson Corp....................................      2,561,000
                                                                    ------------
 Software & Computer Services (2.3%)
    80,000 First Data Corp.......................................      3,915,000
                                                                    ------------
 Technology (1.9%)
    42,000 Applied Materials, Inc. (b)...........................      3,102,750
                                                                    ------------

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks, continued
 Telecommunications (9.0%)
     57,000 AT&T Corp............................................   $  3,181,313
     45,000 Bell Atlantic Corp...................................      2,941,875
     74,000 Cincinnati Bell, Inc.................................      1,845,375
     37,000 MCI Worldcom, Inc. (b)...............................      3,191,250
     65,000 SBC Communications, Inc..............................      3,769,999
                                                                    ------------
                                                                      14,929,812
                                                                    ------------
 Telecommunications--Services & Equipment (1.1%)
     27,000 Tellabs, Inc. (b)....................................      1,824,188
                                                                    ------------
 Utilities--Natural Gas (0.8%)
     62,000 MCN Energy Group, Inc................................      1,305,875
                                                                    ------------
  Total Common Stocks (Cost $137,193,490)                            161,375,063
                                                                    ------------
 Preferred Stocks (0.4%)
 Automotive Parts (0.4%)
     30,000 Dura Automotive Systems, 7.50%, 3/31/28..............        738,750
                                                                    ------------
  Total Preferred Stocks (Cost $750,000)                                 738,750
                                                                    ------------
 U.S. Government Agencies (2.7%)
 Federal Home Loan Bank (1.2%)
 $2,050,000 4.47%, 7/1/99........................................      2,049,746
                                                                    ------------
 Federal National Mortgage Assoc. (1.5%)
  2,540,000 4.87%, 7/23/99.......................................      2,532,329
                                                                    ------------
  Total U.S. Government Agencies (Cost $4,582,472)................     4,582,075
                                                                    ------------
  Total Investments
   (Cost $142,525,962) (a)--99.9%                                    166,695,888
  Other assets in excess of liabilities--0.1%                             83,618
                                                                    ------------
  Total Net Assets--100.0%                                          $166,779,506
                                                                    ============

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation.  $29,133,645
   Unrealized depreciation.   (4,963,719)
                             -----------
   Net unrealized
   appreciation............  $24,169,926
                             ===========

(b)  Represents non-income producing securities.

ADR--American Depository Receipt


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
International Fund

                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks (98.9%)
 Australia (2.4%)
 Banks (1.4%)
   76,682  Australia & New Zealand Banking Group..................   $   563,865
                                                                     -----------
 Beverages (1.0%)
   97,527  Coca-Cola Amatil Ltd...................................       393,077
                                                                     -----------
                                                                         956,942
                                                                     -----------
 Canada (2.1%)
 Telecommunications (2.1%)
   17,400  BCE, Inc...............................................       843,520
                                                                     -----------
 France (8.2%)
 Automotive Parts (1.9%)
    9,091  Valeo SA...............................................       750,024
                                                                     -----------
 Food Products (0.2%)
      460  Carrefour SA...........................................        67,600
                                                                     -----------
 Utilities--Water (6.1%)
    8,611  Suez Lyonnaise des Eaux................................     1,553,164
   11,430  Vivendi................................................       925,905
                                                                     -----------
                                                                       2,479,069
                                                                     -----------
                                                                       3,296,693
                                                                     -----------
 Germany (6.7%)
 Chemicals--General (2.6%)
   22,950  Hoechst AG.............................................     1,034,280
                                                                     -----------
 Machinery & Engineering (4.1%)
   11,232  Mannesmann AG..........................................     1,676,098
                                                                     -----------
                                                                       2,710,378
                                                                     -----------
 Greece (0.5%)
 Telecommunications (0.5%)
    8,510  Hellenic Telecommunication Organization SA.............       182,409
                                                                     -----------
 Hong Kong (1.5%)
 Real Estate (1.5%)
   65,000  Hutchison Whampoa Ltd..................................       588,540
                                                                     -----------
 Italy (9.8%)
 Banks (4.0%)
  232,431  Banca Nazionale de Lavoro (b)..........................       731,085
   15,298  Banca Popolare De Bergamo..............................       336,038
  124,179  Credito Italiano SpA (b)...............................       545,546
                                                                     -----------
                                                                       1,612,669
                                                                     -----------

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 Italy, continued
 Radio & Television (2.6%)
  117,661  Mediaset SpA...........................................   $ 1,045,956
                                                                     -----------
 Telecommunications (3.2%)
  123,109  Telecom Italia SpA.....................................     1,279,747
                                                                     -----------
                                                                       3,938,372
                                                                     -----------
 Japan (24.6%)
 Brokerage Services (1.0%)
   35,000  Nomura Securities Co. Ltd..............................       409,754
                                                                     -----------
 Data Processing & Reproduction (1.6%)
   23,000  Kao Corporation........................................       646,088
                                                                     -----------
 Drugs (1.7%)
   15,000  Takeda Chemical Industries.............................       695,247
                                                                     -----------
 Electronic & Electrical--General (6.0%)
   28,000  Matsushita Electric Industrial Company, Ltd............       543,639
    7,000  Murata Manufacturing Co. Ltd...........................       460,358
    4,000  Rohm Co. Ltd...........................................       626,259
    4,000  TDK Corporation........................................       365,841
   63,000  Toshiba Corporation....................................       449,196
                                                                     -----------
                                                                       2,445,293
                                                                     -----------
 Financial Services (5.1%)
   89,000  Fuji Bank..............................................       620,607
   39,000  Nikko Securities Co., Ltd..............................       251,652
  110,000  Sakura Bank Ltd........................................       417,148
      730  Shohkoh Fund & Co. Ltd.................................       523,513
    2,500  Takefuji Corp..........................................       258,394
                                                                     -----------
                                                                       2,071,314
                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (1.7%)
   10,000  Yokado Co. Ltd.........................................       669,222
                                                                     -----------
 Office Equipment (1.2%)
   17,000  Canon, Inc.............................................       488,780
                                                                     -----------
 Telecommunications (4.0%)
       24  NTT Mobile Communications Network, Inc.................       325,192
       96  NTT Mobile Communications Network, Inc. (b)............     1,284,905
                                                                     -----------
                                                                       1,610,097
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                           June 30, 1999 (Unaudited)

 Shares or
 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Common Stocks, continued
 Japan, continued
 Utilities--Telecommunications (2.3%)
       79  Nippon Telegraph & Telephone Corp.....................   $   920,303
                                                                    -----------
                                                                      9,956,098
                                                                    -----------
 Mexico (0.8%)
 Utilities--Telecommunications (0.8%)
    4,100  Telefonos de Mexico SA, Sponsored ADR, Class L........       331,331
                                                                    -----------
 Netherlands (10.6%)
 Computers & Peripherals (0.4%)
    1,543  Equant (b)............................................       142,258
                                                                    -----------
 Oil--Integrated Companies (2.0%)
   13,680  Royal Dutch Petroleum Company*........................       801,324
                                                                    -----------
 Publishing (2.6%)
   25,857  Verenigde Nederlandse Uitgeversbedrijven Vererigd
            Bezit................................................     1,033,293
                                                                    -----------
 Retail (1.5%)
   22,870  Vendex NV.............................................       610,857
                                                                    -----------
 Telecommunications (0.5%)
   10,843  Libertel NV...........................................       212,460
                                                                    -----------
 Utilities--Telecommunications (3.6%)
   31,336  Koninklijke KPN NV (b)................................     1,470,378
                                                                    -----------
                                                                      4,270,570
                                                                    -----------
 New Zealand (1.6%)
 Telecommunications (1.6%)
  151,740  Telecom Corporation of New Zealand Ltd................       651,322
                                                                    -----------
 Portugal (1.4%)
 Telecommunications (1.4%)
   14,110  Portugal Telecom......................................       574,047
                                                                    -----------
 Singapore (0.2%)
 Banks (0.2%)
    6,000  Development Bank of Singapore Ltd.....................        73,305
                                                                    -----------
 South Korea (0.9%)
 Telecommunications (0.9%)
    9,100  Korea Telecom Corporation (b).........................       364,000
                                                                    -----------

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 Spain (4.4%)
 Banks (3.0%)
   27,436  Argentaria SA..........................................   $   625,014
    8,466  Banco Popular Espanol SA...............................       608,971
                                                                     -----------
                                                                       1,233,985
                                                                     -----------
 Utilities--Telecommunications (1.4%)
   11,405  Telefonica de Espana SA (b)............................       549,388
                                                                     -----------
                                                                       1,783,373
                                                                     -----------
 Sweden (1.2%)
 Retail--Specialty Stores (1.2%)
   19,008  Hennes & Mauritz AB, Class B...........................       469,513
                                                                     -----------
 Switzerland (4.2%)
 Insurance (0.9%)
      571  Schweizerische Lebensversicherungs-und Rentenanstalt...       345,629
                                                                     -----------
 Pharmaceuticals (3.3%)
      457  Novartis AG............................................       667,308
       67  Roche Holding AG-Genussshein...........................       688,710
                                                                     -----------
                                                                       1,356,018
                                                                     -----------
                                                                       1,701,647
                                                                     -----------
 United Kingdom (17.3%)
 Broadcasting/Cable (1.5%)
   65,408  British Sky Broadcasting Group PLC.....................       606,759
                                                                     -----------
 Chemicals--General (1.4%)
   56,080  Imperial Chemical Industries PLC.......................       554,261
                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (1.8%)
  159,200  Somerfield PLC.........................................       740,294
                                                                     -----------
 Health & Personal Care (2.0%)
  119,556  Reed International PLC.................................       803,765
                                                                     -----------
 Insurance (1.6%)
   50,852  Allied Zurich PLC......................................       639,260
                                                                     -----------
 Pharmaceuticals (2.8%)
   40,431  Glaxo Wellcome PLC.....................................     1,122,947
                                                                     -----------
 Transportation (2.0%)
   39,629  Railtrack Group PLC....................................       810,200
                                                                     -----------
 Utilities--Telecommunications (4.2%)
   84,803  Vodafone Group PLC.....................................     1,676,284
                                                                     -----------
                                                                       6,953,770
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                           June 30, 1999 (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 United States (0.5%)
 Pharmaceuticals (0.5%)
    4,530  Gedeon Richter GDR (c).................................   $   196,747
                                                                     -----------
  Total Common Stocks (Cost $32,777,831)                              39,842,577
                                                                     -----------

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Rights (0.0%)
 Portugal (0.0%)
 Telecommunications (0.0%)
    6,006  Portugal Telecom SA....................................   $        62
                                                                     -----------
  Total Rights (Cost $0)                                                      62
                                                                     -----------
  Total Investments (Cost $32,777,831) (a)--98.9%                     39,842,639
  Other assets in excess of liabilities--1.1%                            462,114
                                                                     -----------
  Total Net Assets--100.0%                                           $40,304,753
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........ $ 8,276,312
   Unrealized
   depreciation........  (1,211,504)
                        -----------
   Net unrealized
   appreciation........ $ 7,064,808
                        ===========

(b) Represents non-income producing securities.
(c) 144a security which is restricted as to resale to institutional investors.
 * On July 17, 1999, Royal Dutch Petroleum Company was removed from the Portfolio due to continuing human rights and environmental concerns.
ADR--American Depository Receipt
GDR--Global Depository Receipt
PLC--Public Liability Co.

Foreign Currency Contracts:

                                                                   Unrealized
                                       Delivery Contract  Market  Appreciation/
                                         Date    Value    Value   Depreciation
                                       -------- -------- -------- -------------
Short Contracts:
  Swiss Franc.........................  7/2/99  $220,218 $219,710     $ 508
                                                -------- --------     -----
  Total Short Contracts...............           220,218  219,710       508
Long Contracts:
  British Pound.......................  7/1/99     2,813    2,799       (14)
  Euro Dollar......................... 7/30/99    64,618   64,336      (282)
                                                -------- --------     -----
  Total Long Contracts................            67,431   67,135      (296)
                                                                      -----
Net unrealized gain from foreign
currency contracts....................                                $ 212
                                                                      =====

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         Notes to Financial Statements
                                 June 30, 1999
                                  (Unaudited)

1. Organization:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. The Funds offer Class A shares and Class B shares. Prior to May 3, 1999, the Funds were offered in one class only. On May 3, 1999, the existing shares were designated as Class B shares and the Funds commenced offering Class A shares.

 The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. Under normal market conditions, the Fund will invest substantially all, but in no event less than 65%, of its total assets in fixed income securities. The primary investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. The Fund invests primarily in undervalued securities of medium to large capitalization companies. Under normal market conditions, the Growth Fund will invest substantially all, but in no event less than 65%, of its total assets in equity securities. The primary investment objective of the International Fund is capital appreciation, with current income as a secondary objective. Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  Securities Transactions and Related Income:

  Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 1999
                                  (Unaudited)

  is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain
  (loss) from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Forward Foreign Currency Contracts:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Dividends and Distributions:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid twice a year for the Growth Fund and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 1999
                                  (Unaudited)


  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.)

  Organization Costs:

  Costs incurred by the Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  Other:

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 1999, custodian fees and expenses paid by third parties were $2,361 and $2,824 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
  Intermediate Income Fund.............................. $19,291,787 $11,881,897
  Growth Fund...........................................  61,602,071  55,759,186
  International Fund....................................  16,163,361   8,208,928

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 1999
                                  (Unaudited)


4. Related Party Transactions:

 Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Growth Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of 0.15% of each Fund's average net assets, with an annual minimum of $50,000 per Fund.

 BISYS serves as the Funds' distributor. The Company has adopted a Distribution Services Plan for Class A Shares (the "Class A Plan") and a Distribution Services Plan for Class B Shares (the "Class B Plan"), each pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, each Fund pays BISYS, as the Fund's distributor, an aggregate fee not to exceed on an annual basis 0.25% of the average daily net assets of such Fund's Class A Shares for distribution related activities. The aggregate fee includes not more than 0.25% of the average daily net assets of the Fund's Class A Shares to be used for general distribution purposes and up to 0.25% of the average daily net assets of the Fund's Class A Shares to be used as a service fee. Under the Class B Plan, each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares for distribution related activities. The aggregate fee includes not more than 0.75% of the average daily net assets of the Fund's Class B Shares to be used for general distribution purposes and up to 0.25% of the average daily net assets of the Fund's Class B Shares to be used as a service fee. General distribution purposes include commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses. Payments under each of the Class A Plan and the Class B Plan may include payments to financial institutions and broker-dealers, including the Adviser, BISYS, and any of their affiliates or subsidiaries.

 BISYS Ohio serves the Fund's as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services. For the six months ended June 30, 1999, BISYS Ohio received fees of $31,298; $99,618; $36,600; from the Intermediate Income Fund, the Growth Fund, and the International Fund, respectively, for these services.

 Class A shares of the Funds are subject to an initial sales charge imposed at the time of purchase in accordance with the Funds' prospectus. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of Class B shares made within five years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 1999
                                  (Unaudited)

 redemption. The CDSC on Class B shares will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the six months ended June 30, 1999, the Distributor received approximately $116,580 from commissions earned on sales of Class A shares and on redemptions of Class B shares of the Funds, of which the Distributor reallowed $114,572 to dealers of the Funds' shares.

 Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions are as follows for the six months ended June 30, 1999:

                                             Intermediate
                                                Income     Growth  International
                                                 Fund       Fund       Fund
                                             ------------ -------- -------------
  Investment advisory fee waivers...........   $38,156    $112,438    $25,596
  Distribution Plan fee waivers.............   115,936     302,648     91,113
  Expenses reimbursed.......................    77,105      53,195     38,231
                                               -------    --------    -------
   Total....................................   231,197     468,281    154,940

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 1999
                                  (Unaudited)

5. Capital Share Transactions:

 Transactions in capital shares for the Company were as follows:

                                 Intermediate
                                    Income                      Growth                   International
                                     Fund                        Fund                        Fund
                           --------------------------  --------------------------  --------------------------
                            Six Months       Year       Six Months       Year       Six Months       Year
                              Ended         Ended         Ended         Ended         Ended         Ended
                             June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                               1999          1998          1999          1998          1999          1998
                           ------------  ------------  ------------  ------------  ------------  ------------
                           (Unaudited)                 (Unaudited)                 (Unaudited)
  Capital Transactions:
  Class A Shares:
   Proceeds from shares
    issued................ $ 16,649,338  $        --   $  8,517,375  $         --  $ 17,965,238  $        --
   Dividends reinvested...          122           --             --            --            --           --
   Cost of shares
    redeemed..............           --           --             --            --      (765,000)          --
                           ------------  -----------   ------------  ------------  ------------  -----------
   Change in net assets
    from Class A Share
    transactions.......... $ 16,649,460  $        --   $  8,517,375  $         --  $ 17,200,238  $        --
                           ============  ===========   ============  ============  ============  ===========
  Class B Shares:
   Proceeds from shares
    issued................ $  8,275,512  $ 9,897,569   $ 13,863,428  $ 37,346,093  $  9,522,991  $10,642,995
   Dividends reinvested...      720,201    1,065,580          2,514    10,073,822       109,962      100,821
   Cost of shares
    redeemed..............  (18,329,160)  (2,470,626)   (15,253,467)  (10,651,224)  (19,973,779)  (1,290,098)
                           ------------  -----------   ------------  ------------  ------------  -----------
   Change in net assets
    from Class B Share
    transactions.......... $ (9,333,447) $ 8,492,523   $ (1,367,525) $ 36,768,691  $(10,340,826) $ 9,453,718
                           ============  ===========   ============  ============  ============  ===========
  Share Transactions:
  Class A Shares:
   Issued.................    1,712,856           --        489,510            --     1,285,987           --
   Reinvested.............           12           --             --            --            --           --
   Redeemed...............           --           --             --            --       (54,839)          --
                           ------------  -----------   ------------  ------------  ------------  -----------
   Change in Class A
    Shares................    1,712,868           --        489,510            --     1,234,148           --
                           ============  ===========   ============  ============  ============  ===========
  Class B Shares:
   Issued.................      828,060      976,210        855,056     2,319,601       704,024      360,904
   Reinvested.............       72,001      105,231            170       687,391         8,426        8,374
   Redeemed...............   (1,881,434)    (243,888)      (907,310)     (687,305)   (1,436,391)    (105,160)
                           ------------  -----------   ------------  ------------  ------------  -----------
   Change in Class B
    Shares................     (981,373)     837,553        (52,084)    2,319,687      (723,941)     764,118
                           ============  ===========   ============  ============  ============  ===========

6. Special Meeting of Shareholders (Unaudited):

 A special meeting of shareholders of the International Fund was held on August 17, 1998 to consider a proposal. On June 10, 1998, the record date for the meeting, the Fund had 1,942,446 shares outstanding, of which 1,458,946 were represented at the meeting. The votes recorded at the meeting, on the proposal, was as follows:

 Proposal 1 Approval of a new Sub-Investment Advisory Agreement for the Fund.

  Voted "For"......................................................... 1,443,771
  Voted "Against".....................................................       162
  Voted "Abstain".....................................................    15,013

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                                Intermediate
                                                                Income Fund--
                                                               Class A Shares
                                                              -----------------
                                                               May 12, 1999 to
                                                              June 30, 1999 (a)
                                                              -----------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period.........................      $  9.88
                                                                   -------
Investment Activities
 Net investment income (loss)................................         0.04
 Net realized and unrealized gains (losses) from investment
  transactions...............................................        (0.09)
                                                                   -------
Total from Investment Activities.............................        (0.05)
                                                                   -------
Distributions
 Net investment income.......................................        (0.09)
                                                                   -------
Total Distributions..........................................        (0.09)
                                                                   -------
Net Asset Value, End of Period...............................      $  9.74
                                                                   =======
Total Return (excludes sales charge).........................        (0.49)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).............................      $16,683
 Ratio of expenses to average net assets.....................         0.71%(c)
 Ratio of net investment income to average net assets........         5.76%(c)
 Ratio of expenses to average net assets*....................         1.45%(c)
 Ratio of net investment income to average net assets*.......         5.02%(c)
 Portfolio Turnover (d)......................................        27.57%

-------
* During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued and represents the period January 1, 1999 to June 30, 1999.


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                           Intermediate Income Fund--Class B Shares
                         ----------------------------------------------------------------------------------
                         Six Months         Year          Year          Year          Year      January 4,
                            Ended          Ended         Ended         Ended         Ended       1994 to
                          June 30,      December 31,  December 31,  December 31,  December 31, December 31,
                            1999            1998          1997          1996          1995       1994 (a)
                         -----------    ------------  ------------  ------------  ------------ ------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.17        $ 10.01       $  9.84       $ 10.17       $  9.14      $ 10.00
                           -------        -------       -------       -------       -------      -------
Investment Activities
 Net investment income
  (loss)................      0.28           0.54          0.55          0.54          0.53         0.45
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........     (0.46)          0.17          0.17         (0.33)         1.03        (0.86)
                           -------        -------       -------       -------       -------      -------
Total from Investment
Activities..............     (0.18)          0.71          0.72          0.21          1.56        (0.41)
                           -------        -------       -------       -------       -------      -------
Distributions
 Net investment income..     (0.25)         (0.54)        (0.55)        (0.54)        (0.53)       (0.45)
 Net realized gains.....        --          (0.01)           --            --            --           --
                           -------        -------       -------       -------       -------      -------
Total Distributions.....     (0.25)         (0.55)        (0.55)        (0.54)        (0.53)       (0.45)
                           -------        -------       -------       -------       -------      -------
Net Asset Value, End of
Period..................   $  9.74        $ 10.17       $ 10.01       $  9.84       $ 10.17      $  9.14
                           =======        =======       =======       =======       =======      =======
Total Return (excludes
 redemption charge).....     (1.77)%(b)      7.29%         7.60%         2.22%        17.47%       (4.09)%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
  Period (000)..........   $31,041        $42,388       $33,339       $27,568       $23,470      $17,849
 Ratio of expenses to
  average net assets....      1.13%(c)       1.10%         1.10%         1.10%         1.10%        1.10%(c)
 Ratio of net investment
  income to average net
  assets................      5.27%(c)       5.37%         5.65%         5.50%         5.49%        4.96%(c)
 Ratio of expenses to
  average net assets*...      2.16%(c)       2.37%**       2.62%**       2.52%**       2.64%        2.83%(c)
 Ratio of net investment
  income to average net
  assets*...............      4.24%(c)       4.10%         4.15%         4.15%         3.95%        3.23%(c)
 Portfolio Turnover (d).     27.57%         33.89%        60.05%        30.25%        31.57%        4.95%

-------
* During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1998, 1997 and 1996 the Intermediate
   Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                                Growth Fund--
                                                               Class A Shares
                                                              -----------------
                                                               May 12, 1999 to
                                                              June 30, 1999 (a)
                                                              -----------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period.........................      $17.39
                                                                   ------
Investment Activities
 Net realized and unrealized gains (losses) from
  investment transactions....................................        0.38
                                                                   ------
Total from Investment Activities.............................        0.38
                                                                   ------
Distributions
Total Distributions..........................................          --
                                                                   ------
Net Asset Value, End of Period...............................      $17.77
                                                                   ======
Total Return (excludes sales charge).........................        2.19%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).............................      $8,696
 Ratio of expenses to average net assets.....................        1.02%(c)
 Ratio of net investment income to average net assets........        1.40%(c)
 Ratio of expenses to average net assets*....................        2.77%(c)
 Ratio of net investment income to average net assets*.......       (0.35)%(c)
 Portfolio Turnover (d)......................................       38.65%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued and represents the period January 1, 1999 to June 30, 1999.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                  Growth Fund--Class B Shares
                          -----------------------------------------------------------------------------------
                            For the
                          six months          Year          Year          Year          Year      January 4,
                             ended           Ended         Ended         Ended         Ended       1994 to
                           June 30,       December 31,  December 31,  December 31,  December 31, December 31,
                             1999             1998          1997          1996          1995       1994 (a)
                          -----------     ------------  ------------  ------------  ------------ ------------
                          (Unaudited)
Net Asset Value,
Beginning of Period......  $  15.29         $  15.72      $  13.57      $ 12.07       $  9.74      $ 10.00
                           --------         --------      --------      -------       -------      -------
Investment Activities
 Net investment income
  (loss).................     (0.04)              --          0.04         0.07          0.10         0.09
 Net realized and
  unrealized
  gains (losses) from
  investment transactions.     2.50             0.84          3.86         1.85          3.12        (0.07)
                           --------         --------      --------      -------       -------      -------
Total from Investment
 Activities..............      2.46             0.84          3.90         1.92          3.22         0.02
                           --------         --------      --------      -------       -------      -------
Distributions
 Net investment income...        --               --         (0.04)       (0.07)        (0.10)       (0.09)
 Net realized gains......        --            (1.27)        (1.71)       (0.35)        (0.79)       (0.19)
                           --------         --------      --------      -------       -------      -------
Total Distributions......        --            (1.27)        (1.75)       (0.42)        (0.89)       (0.28)
                           --------         --------      --------      -------       -------      -------
Net Asset Value, End of
 Period..................  $  17.75         $  15.29      $  15.72      $ 13.57       $ 12.07      $  9.74
                           ========         ========      ========      =======       =======      =======
Total Return (excludes
 redemption charge)......     16.09%(b)         5.96%        29.15%       15.87%        33.32%        0.27%(b)
Ratios/Supplementary
 Data:
 Net Assets, End of
  Period (000)...........  $158,083         $136,976      $104,309      $58,907       $30,906      $18,009
 Ratio of expenses to
  average net assets.....      1.75%(c)         1.69%         1.72%        1.74%         1.75%        1.75%(c)
 Ratio of net investment
  income to average net
  assets.................     (0.44)%(c)       (0.02)%        0.22%        0.61%         0.90%        1.02%(c)
 Ratio of expenses to
  average net assets*....      2.38%(c)         2.53%**       2.66%**      2.55%**       2.81%        3.25%(c)
 Ratio of net investment
  income to average net
  assets*................     (1.07)%(c)       (0.86)%       (0.71)%      (0.17)%       (0.16)%      (0.48)%(c)
 Portfolio Turnover (d)..     38.65%           91.32%        53.26%       33.98%        48.91%       35.22%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1998, 1997 and 1996 the Intermediate
   Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                           International Fund--
                                                              Class A Shares
                                                           --------------------
                                                             May 12, 1999 to
                                                            June 30, 1999 (a)
                                                           --------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period......................       $ 13.76
                                                                 -------
Investment Activities
 Net realized and unrealized gains (losses) on
  investments.............................................          0.15
                                                                 -------
Total from Investment Activities..........................          0.15
                                                                 -------
Distributions
Total Distributions.......................................            --
                                                                 -------
Net Asset Value, End of Period............................       $ 13.91
                                                                 =======
Total Return (excludes sales charge)......................          1.09%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..........................       $17,166
 Ratio of expenses to average net assets..................          1.31%(c)
 Ratio of net investment income to average net assets.....         (1.14)%(c)
 Ratio of expenses to average net assets*.................          3.48%(c)
 Ratio of net investment income to average net assets*....         (3.31)%(c)
 Portfolio Turnover (d)...................................         23.35%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued and represents the period January 1, 1999 to June 30, 1999.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                      International Fund--Class B Shares
                                    ------------------------------------------
                                    For the six         Year     April 1, 1997
                                    months ended       Ended        through
                                      June 30,      December 31, December 31,
                                        1999            1998       1997 (a)
                                    ------------    ------------ -------------
                                    (Unaudited)
Net Asset Value, Beginning of
Period.............................   $ 13.05         $ 10.62       $ 10.00
                                      -------         -------       -------
Investment Activities
 Net investment income (loss)......     (0.07)          (0.02)        (0.05)
 Net realized and unrealized gains
  (losses) on investments..........      0.93            2.56          0.69
                                      -------         -------       -------
Total from Investment Activities...      0.86            2.54          0.64
                                      -------         -------       -------
Distributions
 Net investment income.............        --           (0.10)           --
 Net realized gains................        --           (0.01)        (0.02)
                                      -------         -------       -------
Total Distributions................        --           (0.11)        (0.02)
                                      -------         -------       -------
Net Asset Value, End of Period.....   $ 13.91         $ 13.05       $ 10.62
                                      =======         =======       =======
Total Return (excludes redemption
charge)............................      6.59%(b)       23.98%         6.40%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...   $23,139         $31,163       $17,245
 Ratio of expenses to average net
  assets...........................      2.00%(c)        1.99%         2.00%(c)
 Ratio of net investment income to
  average net assets...............     (0.08)%(c)      (0.32)%       (0.93)%(c)
 Ratio of expenses to average net
  assets*..........................      2.84%(c)        3.19%         4.29%(c)
 Ratio of net investment income to
  average net assets*..............     (0.92)%(c)      (1.52)%       (3.21)%(c)
 Portfolio Turnover (d)............     23.35%          47.19%        51.46%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                      See notes to financial statements.

  Investment Adviser
     MMA Capital
      Management
 Post Office Box 483
Goshen, Indiana 46527

   Investment Sub-
       Adviser
 (International Fund
        only)
 Oechsle International
     Advisors, LLC
  One International
        Place
Boston, Massachusetts
        02110

  Administrator and
     Distributor
 BISYS Fund Services
  3435 Stelzer Road
 Columbus, Ohio 43219

    Legal Counsel
   Dechert Price &
        Rhoads
 1775 Eye Street, NW
 Washington, DC 20006

       Auditors
PricewaterhouseCoopers
        L.L.P.
100 East Broad Street
 Columbus, Ohio 43215

    Transfer Agent
 BISYS Fund Services
      Ohio, Inc.
  3435 Stelzer Road
 Columbus, Ohio 43219



Semi-Annual Report
for the six months ended June 30, 1999

MMA Praxis Mutual Funds

Intermediate Income Fund
Growth Fund
International Fund
[MMA LOGO]

This report is for the
information of shareholders of
MMA Praxis Mutual Funds, but
it may also be used as sales
literature when preceded or
accompanied by the current
prospectus, which gives
details about charges,
expenses, investment
objectives, and operating
policies of the Funds. Read
the prospectus carefully
before investing or sending
money.

                                8/99
SOY INK
RECYCLED PAPER